USAA MANAGED ALLOCATION FUND

Supplement Dated January 14, 2022

to the Prospectus and Summary Prospectus dated October 1, 2021

On January 13, 2022, the Board of Trustees (the "Board") of USAA Mutual Funds Trust (the "Trust"), upon the recommendation of Victory Capital Management Inc., the Trust's investment adviser, approved a Plan of Liquidation and Dissolution (the "Plan") for the USAA Managed Allocation Fund (the "Fund") pursuant to which the Fund will be liquidated on or about February 28, 2022 (the "Liquidation Date"). In approving the liquidation, the Board determined that the liquidation of the Fund is in the best interest of the Fund and its shareholders.

Effective on or about the close of business on February 1, 2022, the Fund will be closed to new investors. Through the end of business on February 18, 2022, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders.

Leading up to the Liquidation Date, the Fund will begin positioning its portfolio for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the Liquidation Date.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another USAAA Mutual Fund prior to the Liquidation Date in accordance with the procedures described in the Fund's prospectus. If you wish to discuss other USAA Mutual Fund options, please call the USAA Mutual Funds at 800-235-8396 or email us at VictoryMail@vcm.com. If you choose not to redeem or exchange your shares prior to the Liquidation Date, we will redeem your shares in accordance with the Plan and send you the proceeds equal to the net asset value of your investment in the Fund as of the Liquidation Date.

Distribution of liquidation proceeds to Fund shareholders, as with a redemption or exchange of Fund shares, may result in a taxable event for shareholders, depending on their individual circumstances. Shareholders should consult their own tax advisors about any tax liability resulting from the receipt of liquidation proceeds.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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